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Exhibit 99.06

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case Number: 00-1983
GST Telecommunications, Inc. (Consolidated Report includes all Debtors shown on the attached list)	Chapter 11
Debtor

MONTH ENDED:  11/30/00

CONSOLIDATED OPERATING REPORT
DECLARATION UNDER PENALTY OF PERJURY OF
MICHAEL R. VESTAL, ON BEHALF OF THE CORPORATION

    I, Michael R. Vestal, Treasurer of GST Telecommunications, Inc. (and all related entities shown on the attached list), the above-captioned debtor and debtor in possession, (the "Debtor"), declare under penalty of perjury that I have reviewed the Debtor's Consolidated Operating Report and that it is true and correct to the best of my knowledge, information and belief.

    Although every effort has been made to make the Consolidated Operating Report accurate and complete, because of the magnitude and complexity of the task, inadvertent errors or omissions may exist.

Dated:	Michael R. Vestal Treasurer

Consolidated Operating Report includes all of the following:

Case Number	Company	Non-Operating
00-1982	GST Telecom Inc.
00-1983	GST Telecommunications, Inc.
00-1984	GST USA, Inc.
00-1985	GST Pacific Lightwave, Inc.
00-1986	GST Telecom California, Inc.
00-1987	GST Tucson Lightwave, Inc.
00-1988	GST Telecom Hawaii, Inc.
00-1989	GST Telecom New Mexico, Inc.
00-1990	GST Telecom Texas, Inc.
00-1991	GST Telecom Nevada, Inc.
00-1992	GST Telecom Idaho, Inc.
00-1993	GST Telecom Washington, Inc.
00-1994	GST Realco, Inc.
00-1995	GST Net, Inc.
00-1996	GST Net (AZ), Inc.	X
00-1997	GST Telecom Micronesia, Inc.	X
00-1998	GST Hui Keleka'a'ke, Inc.	X
00-1999	GST Internet, Inc.	X
00-2000	GST Telecom Utah, Inc.
00-2001	HOL Development, Inc.	X
00-2002	GST Telecom Oregon, Inc.
00-2003	GST International, Inc.	X
00-2004	Wasatch International Network Services, Inc.
00-2005	International Telemanagement Group, Inc.	X
00-2006	GST SwitchCo, Inc.
00-2007	GST Equipco, Inc.
00-2008	GST Home, Inc.
00-2009	GST Telecom Colorado, Inc.
00-2010	GST Construction, Inc.
00-2011	GST Government Systems, Inc.
00-2012	GST Equipment Funding, Inc.
00-2013	Vietelco, Inc.
00-2014	GST Call America, Inc.
00-2015	TriStar Residential Communications Corp.	X
00-2016	TotalNet Communications Corp.
00-2017	GST Telecom Arizona, Inc.
00-2018	GST Action Telecom, Inc.
00-2019	GST Universal, Inc.
00-2020	GST Telecom Pacific, Inc.
00-2021	GST Whole Earth Networks, Inc.
00-2022	GST Network Funding, Inc.
00-2023	ICON Communications Corp.
00-2024	KLP, Inc.
00-2025	GST Transfer, Inc.

Index

A.	Summary of Financial Status
B.	Consolidated Balance Sheet
C.	Consolidated Statements of Operations
D.	Consolidated Statements of Cash Flows
E.	Accounts Receivable and (Net) Payable
F.	Pre-Petition Liabilities
G.	Summary of Funds Held at End of Month

Schedule A
Summary of Financial Status

At the end of this reporting month:		Yes		No
1.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

2.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X

3.	If the answer is yes to 1 or 2, were all such payments approved by the court?	X	(a)

4.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

5.	Is the estate insured for replacement cost of assets and for general liability?	X

6.	Are a plan and disclosure statement on file?			X

7.	Was there any post-petition borrowing during this reporting period?			X

8.	Check if paid:
	Post Petition Taxes	X

	U.S. Trustee Quarterly Fees	X

Check if filing is current for:
	Post-petition tax reporting and tax returns	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note:

(a)
Court approved the retention of the above professionals to be paid in the ordinary course without fee applications.

Schedule A—Attachment
Payments to Professionals
November 1, 2000 - November 30, 2000

Name	Date	Amount
Logan & Co.	11/3/2000	$11,426

Total		$11,426

Note:

Court approved retention of Logan & Co. to be paid in the ordinary course without fee applications.

Schedule B
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
(UNAUDITED)

As of November 30, 2000
ASSETS
Current assets:
Cash and cash equivalents	$26,829
Restricted Cash	10,099
Accounts receivable, net	40,589
Construction contracts receivable	34,441
Investments	—
Prepaid and other current assets	10,564

Total current assets	122,522

Restricted investments	3,546
Property, plant and equipment, net	643,351
Other assets, net	624

Total assets	$770,043

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$3,120
Accrued expenses	58,983
Deferred revenue	12,104

Total current liabilities	74,207

Liabilities subject to compromise	1,316,273
Other liabilities	32,485
Redeemable preference shares	78,577
Shareholders' deficit:
Common shares	247,006
Accumulated deficit	(978,505)

Total shareholders' deficit	(731,499)

Total liabilities and shareholders' deficit	$770,043

Schedule C
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended November 30, 2000	For the Period May 17, 2000 through November 30, 2000
Revenue:
Telecommunication services	$16,737	$112,804
Construction, facility sales and other	264	17,636
Product	—	—

	17,001	130,440

Operating costs and expenses:
Network expenses	9,353	63,472
Facilities administration and maintenance	2,579	15,062
Cost of construction revenues	103	11,316
Cost of product revenues	—	—
Selling, general and administrative	8,792	73,188
Depreciation and amortization	7,438	47,086
Impairment of Assets	—	260,827

	28,265	470,951

Loss from operations	(11,264)	(340,511)

Other expenses (income):
Interest income	(196)	(1,558)
Interest expense, net of amounts capitalized	520	4,577
Other	1,872	1,659

	2,196	4,678

Net loss	$(13,460)	$(345,189)

Schedule D
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended November 30, 2000	For the Period May 17, 2000 through November 30, 2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(13,460)	$(345,189)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,779	49,925
Liabilities subject to compromise	(4,295)	158
Loss on disposal of assets	1,228	1,228
Loss on impairment of assets	—	260,827
Changes in non-cash operating working capital:
Accounts receivable	419	(6,057)
Construction contracts receivable	3,797	(472)
Prepaids expenses and other current assets	2,847	(9,473)
Other assets	47	101
Accounts payable and accrued liabilities	4,336	53,297
Deferred revenue	4,532	32,459

Net cash provided by operating activities	7,230	36,804
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(1,972)	(30,464)
Purchase of other assets	—	(919)
Change in investments restricted for fixed asset purchases	(19)	(112)

Net cash used in investing activities	(1,991)	(31,495)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long term debt	—	—
Principal payments on long term debt	—	—
Principal payments on capital leases	(800)	(3,135)
Issuance of common shares, net	—	—
Change in investments restricted to finance interest payments	—	—

Net cash provided by (used in) financing activities	(800)	(3,135)

Net increase in cash and cash equivalents	4,439	2,174
Cash and cash equivalents at beginning of period	22,390	24,655

Cash and cash equivalents at end of period	$26,829	$26,829

Schedule E
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]		Past Due Post Petition Debt
0 - 30 Days	22,635,443	1,218,788

31 - 60 Days	11,491,435	745,648

61 - 90 Days	5,552,341	982,486	(a)	$0

91 + Days	9,320,634	172,958

Total accounts receivable/payable	$48,999,853	$3,119,880

Allowance for doubtful accounts	$(8,411,202)

Accounts receivable (net)	$40,588,651

Notes:

(a)
Accounts Payable balance includes $643,707 that was set aside for professional services fees but remains unpaid pending court order approval.

Schedule F
Pre-Petition Liabilities

List of Claims for Each Classification	Claimed Amount
Secured claims(a)	$741,892,089
Priority claims other than taxes(b)	5,161,380
Priority tax claims(c)	3,591,613
General Unsecured Claims (d)	565,627,546

$1,316,272,628

(a)
The estimate of secured claims reflects the amounts due to known secured creditors. Such amounts may be over or under-secured. The estimate does not include potentially valid lien and other claims filed outside of existing normal contractual arrangements.

(b)
The estimate mainly reflects GST's initial accruals for payroll, vacation and deposits. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(c)
The estimate mainly reflects GST's initial accruals for property taxes and sales taxes. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(d)
The estimate reflects the debtor's most recent estimate of the total value of liabilities due to third parties that have been affected by the Chapter 11 proceedings.

  No amounts have currently been formally allowed within the Chapter 11 proceedings.

Schedule G
Summary of Funds Held at End of Month

Name	Filing #	Bank Account #	Bank Name	Account Purpose	Balance at 11/1/00	Receipts	Disbursements	Balance at 11/30/00
GST Telecommunications, Inc.	00-1983	136-842-2	Royal Bank of Canada	General/Payroll	34,492	4,996	(8,534)	30,953
	00-1983	5U6-343858	Black & Company	ESOP	—	—	—	—

					34,492	4,996	(8,534)	30,953

GST USA, Inc.	00-1984	54245352	Bank of America	Market Rate Savings	—	—	—	—
	00-1984	238	Morgan Stanley Asset Mgmt	General Acct	11,698,469	63,796	—	11,762,265
	00-1984	69752707	Bank of America	Transfer Acct	8,726	—	—	8,726
	00-1984	861646	Nations Fund	Investment Acct	—	—	—	—
	00-1984	861646	Nations Fund	Cash Reserves Capital Fund	10,015,918	9,052,492	(8,000,000)	11,068,409
	00-1984	874232	Nations Fund	Restricted Cash	10,049,255	49,250	—	10,098,505

					31,772,368	9,165,538	(8,000,000)	32,937,906

GST Network Funding, Inc.	00-2022	68795012	Bank of America	Network funding	—	—	—	—

					—	—	—	—

GST Action Telecom, Inc.	00-2018	1003698801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1099899718	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1800441801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	62006140081	American State Bank	Action	—	—	—	—

					—	—	—	—

GST Net, Inc.	00-1995			Petty Cash	—	—	—	—
	00-1995	68365717	Bank of America	Net Lockbox	10,544	4,492	(11,069)	3,968
	00-1995	68622109	Bank of America	NET Tax Acct	52,187	3	(32,742)	19,448
	00-1995	1260928002	Huntington National Bank	ITG/Net Lockbox	59,502	1,612	(61,128)	(14)
	00-1995	1260931756	Huntington National Bank	Debit card	—	—	—	—
	00-1995	0025-6420-0667	Bank of America	TOC/Xiex Lockbox	5,554	28	(5,582)	—
	00-1995	0025-6400-0668	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6410-0696	Bank of America	TOC/Xiex Lockbox	—	—	—	—

					127,788	6,136	(110,522)	23,403

Wasatch International Network Services, Inc.	00-2004	081-15469-2	Zions Bank	Old Wins Acct	—	—	—	—
	00-2004	041-02357-3	Zions Bank	Old Wins Acct	—	—	—	—

					—	—	—	—

GST Telecom Inc.	00-1982			Petty Cash	2,204	—	(2,204)	—
	00-1982			Petty Cash	500	—	—	500
	00-1982			Petty Cash	500	300	(300)	500
	00-1982			Petty Cash	500	300	—	800
	00-1982			Petty Cash	—	—	—	—
	00-1982			Petty Cash	—	—	—	—
	00-1982	68365808	Bank of America	Telecom Gen Acct	—	—	—	—
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	537,808	—	(537,808)	—
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	(1,029,887)	1,031,738	(42,639)	(40,789)
	00-1982	69710317	Bank of America	ZBA Telecom P/R Acct	576,952	7,254,047	(7,601,370)	229,629
	00-1982	68996206	Bank of America	A/P account	(3,286,162)	21,601,553	(18,014,735)	300,656
	00-1982	68996115	Bank of America	General Account	1,716,908	34,283,874	(34,080,476)	1,920,306
	00-1982	69095107	Bank of America	Prof. Services Account	887,641	62,313	(89)	949,866

					(593,035)	64,234,125	(60,279,622)	3,361,467

GST Telecom Washington, Inc.	00-1993			Petty Cash	—	—	—	—
	00-1993			Petty Cash	500	—	—	500
	00-1993			WA Business Ckg	500	—	—	500
	00-1993			Misc.	(427)	—	—	(427)
	00-1993	68746502	Bank of America	ZBA General Acct	(108,205)	—	—	(108,205)

					(107,632)	—	—	(107,632)

GST Telecom Oregon, Inc.	00-2002			Petty Cash	—	—	—	—
	00-2002	68738418	Bank of America	Oregon Bus Ckg.	500	—	—	500

					500	—	—	500

GST Telecom Idaho, Inc.	00-1992			Petty Cash	—	—	—	—
	00-1992	66423211	Bank of America	Idaho Bus Ckg	500	—	—	500

					500	—	—	500

GST Telecom California, Inc.	00-1986			Petty Cash	—	—	—	—
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	580	500	—	1,080
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	—	—	—	—
	00-1986	1489-0-02917	Bank of America	Sacramento Bus Ckg	—	—	—	—
	00-1986	1489-6-02339	Bank of America	Fresno Bus Ckg	—	—	—	—
	00-1986	1489-6-02315	Bank of America	Lockbox	15,705	521	(15,705)	521

					18,785	1,021	(15,705)	4,101

GST Whole Earth Networks, Inc.	00-2021			Petty Cash	1,893	—	(1,893)	—
	00-2021	68427202	Bank of America	old Internet Lockbox	(763)	—	(251)	(1,015)
	00-2021	0001-076280	Bank of Hawaii	old Internet Lockbox	614	—	(25)	589
	00-2021	506376789	West America	HOL General Acct	242,532	215,876	(275,000)	183,408

					244,276	215,876	(277,170)	182,982

GST Call America, Inc.	00-2014			Petty Cash	—	—	—	—
	00-2014			Petty Cash	500	—	—	500
	00-2014		Midstate Bank	SLO Petty Cash	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1425153	Santa Lucia Bank	SLO General Acct	519,572	117,973	(356,046)	281,499

					520,072	117,973	(356,046)	281,999

GST Pacific Lightwave, Inc.	00-1985			Petty Cash	1,500	—	(1,500)	—
	00-1985			Petty Cash	200	—	—	200
	00-1985			Petty Cash	500	—	—	500
	00-1985			Petty Cash	—	1,000	—	1,000
	00-1985	1489-8-02338	Bank of America	Riverside Bus Ckg	—	—	—	—
	00-1985	1489-5-02740	Bank of America	Rialto Bus Ckg	—	—	—	—
	00-1985	1489-3-02307	Bank of America	General Acct	270,715	88,444	(451,933)	(92,773)
	00-1985	1489-5-02306	Bank of America	ZBA	—	—	—	—

					272,915	89,444	(453,433)	(91,073)

GST Telecom Arizona, Inc.	00-2017			Petty Cash	1,000	—	(1,000)	—
	00-2017			Petty Cash	—	500	—	500
	00-2017	003			(2,223)	2,223	—	—
	00-2017	0000-2201-4702	Bank of America	TLI Bus Ckg	—	—	—	—
	00-2017	0098-5505-7720	Bank of America	Call Am Phx Bus Ckg	—	—	—	—
	00-2017	14896-02377	Bank of America	TLI General Acct	—	—	—	—
	00-2017	14894-02378	Bank of America	TLI General Acct	—	—	—	—
	00-2017	194722	Bank of Denver	Intertel Greenstar	110,304	—	—	110,304
	00-2017	631-3601170	Norwest Bank	Call Am Phx	4,549	—	(2,230)	2,319

					113,630	2,723	(3,230)	113,123

GST Telecom New Mexico, Inc.	00-1989			Petty Cash	826	—	(826)	—
	00-1989			Petty Cash	—	500	—	500
	00-1989	20533-91895	B of A Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	2025492520	Bank of Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	14899-02380	Bank of America	NM General Acct	—	—	—	—

					826	500	(826)	500

GST Telecom Texas, Inc.	00-1990			Petty Cash	565	—	(565)	—
	00-1990			Petty Cash	—	500	—	500
	00-1990	120979	Southwest Bank of Texas	Sweeps from Lockbox acct	—	—	—	—
	00-1990	73520	Southwest Bank of Texas	Lockbox	—	—	—	—
	00-1990	35173	Southwest Bank of Texas	Tax Acct	70,151	81,370	(130,549)	20,971
	00-1990				—	—	—	—

					70,715	81,870	(131,114)	21,471

GST Home, Inc.	00-2008	68539915	Bank of America	Home General Acct	—	—	—	—

					—	—	—	—

GST Telecom Hawaii, Inc.	00-1988			Petty Cash	—	—	—	—
	00-1988			Petty Cash	500	—	—	500
	00-1988	0002-681730	Bank of Hawaii	HI Bus Ckg	—	—	—	—
	00-1988	0094-001706	Bank of Hawaii	General Acct	—	—	—	—
	00-1988	0001-094521	Bank of Hawaii	General Acct	(37,686)	1,025,034	(820,343)	167,005

					(37,186)	1,025,034	(820,343)	167,505

GST Telecom Pacific, Inc.	00-2020			Petty Cash	—	—	—	—
	00-2020	101252209	Bank of Guam	Guam Bus Ckg	2,260	—	—	2,260
	00-2020	0038-09050-0	Bank of Hawaii	Acct Closed 11/99	—	—	—	—
	00-2020	0038-074105	Bank of Hawaii	Sprint International Acct	—	—	—	—
	00-2020	03-062368	First Hawaiian Bank	General Acct	—	—	—	—
	00-2020	117072	Citi Bank	Guam Bus Ckg	—	—	—	—
	00-2020	124010	Citi Bank	NIB Ckg	—	—	—	—
	00-2020	101251480	Bank of Guam	General Acct	(2)	2	—	—
	00-2020	101251471	Bank of Guam	General Acct	(2,101)	—	—	(2,101)
	00-2020	200026270	Citizens Security Bank	General Acct	—	—	—	—

					157	2	—	159

TOTAL					$32,439,171	$74,945,237	$(70,456,544)	$36,927,864
Inter-bank transfers						$(47,632,784)	$47,632,784
Net						$27,312,453	$(22,823,760)

QuickLinks

Consolidated Operating Report includes all of the following
Index
Schedule A Summary of Financial Status
Schedule A—Attachment Payments to Professionals November 1, 2000 - November 30, 2000
Schedule B GST TELECOMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEET (IN THOUSANDS) (UNAUDITED)
Schedule C GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS) (UNAUDITED)
Schedule D GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (IN THOUSANDS) (UNAUDITED)
Schedule E Accounts Receivable and (Net) Payable
Schedule F Pre-Petition Liabilities
Schedule G Summary of Funds Held at End of Month